SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----



                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported) MAY 18, 1996
                                                          ------------

                               DISC GRAPHICS, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


              DELAWARE                0-22696           13-3678012
- ------------------------------       -----------        ---------------
(State or other jurisdiction of     (Commission        (IRS Employer
 incorporation)                      File Number)       ID Number)


 10 GILPIN AVENUE,  HAUPPAUGE, NEW YORK                 11788
- ------------------------------------------            ----------
 (Address of principal executive offices)              (Zip Code)

 Registrant's Telephone Number,
 including area code:                       (516) 234-1400
                                            ---------------

        ----------------------------------------------------------------
         (Former name or former address, if changed since last report)


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

                  Item 7(b) of the Registrant's Current Report on Form 8-K dated May 31, 1996 is hereby amended in accordance with Rule 12b-15 of the Securities Exchange Act of 1934, as amended, by filing the Pro Forma Condensed Combined Financial Statements of the Registrant and Pointille, Inc. which were not available to be filed with the Registrant's Current Report on Form 8-K dated May 31, 1996.

              PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                               DISC GRAPHICS, INC.
                                      AND
                                POINTILLE, INC.


The following pro forma condensed combined financial statements give effect to the acquisition (the "Acquisition") of substantially all of the assets and certain liabilities of Pointille, Inc. ("Pointille") by Disc Graphics, Inc. (the "Company") pursuant to the Asset Purchase Agreement dated as of May 17, 1996 (the "Agreement") which was included as an exhibit to the Company's Current Report on Form 8-K dated May 31, 1996 which was filed with the Securities and Exchange Commission (the "Commission") on June 3, 1996 (the "June Current Report").

These pro forma condensed combined financial statements are based on the estimates and assumptions set forth below and in the notes to such statements which include pro forma adjustments. The pro forma condensed combined financial statements were prepared utilizing the historical financial statements of the Company and Pointille and should be read in conjunction with the Company's Transition Report on Form 10-K for the period ended December 31, 1995 which was filed with the Commission on April 1, 1996 and the Company's Quarterly Report on Form 10-Q for the first quarter of 1996 which was filed with the Commission on May 15, 1996. The historical financial statements of Pointille for February 29, 1996 are included in the disclosure schedule to the Agreement and were filed with the June Current Report. The pro forma adjustments are based upon available information as well as assumptions that management believes are reasonable.

The Acquisition was accounted for using the purchase method of accounting and in accordance with generally accepted accounting principles. Pursuant to the Agreement, the Company acquired substantially all the assets and certain liabilities of Pointille as of May 17, 1996. The net worth of Pointille as of May 17, 1996 has not yet been determined; therefore, an estimate of the allocation of the purchase price was made on the basis of currently available information. For purposes of the pro forma condensed combined financial statements the purchase price has been allocated to assets and liabilities as of February 29, 1996. The final allocation of the purchase price may be different from that reflected in the pro forma condensed combined financial statements. Any differences would result from changes in the final valuation of assets and assumed liabilities as set forth in section 3.7 of the Agreement. Upon final determination, the Company's purchase price will be allocated to the assets and liabilities acquired based on their fair market values at the date of the Acquisition.



                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              DISC GRAPHICS, INC.
                                      AND
                                POINTILLE, INC.


The following pro forma condensed combined balance sheet combines, on a purchase basis of accounting, the consolidated balance sheet of the Company and its subsidiaries as of March 31, 1996 and the balance sheet of Pointille as of February 29, 1996. The pro forma combined information is not necessarily indicative of the actual or future financial position that would have occurred or will occur as a result of the Acquisition.



                                               DISC GRAPHICS, INC.
                                                       AND
                                                 POINTILLE, INC.
                                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                              AS OF MARCH 31, 1996



                                                   HISTORICAL                                PRO FORMA
                                       -------------------------------            -------------------------------
                                       DISC GRAPHICS         POINTILLE            ADJUSTMENTS            COMBINED
                                       -------------         ---------            -----------            --------
ASSETS
Current assets:

         Cash and cash equivalents        $1,226,004               39,151            (39,151) (a)         $1,226,004

         Accounts receivable, net          7,664,100            1,464,918                     -            9,129,018

         Notes receivable from officer             -              267,064           (267,064) (a)                  -

         Inventories                       1,660,040              196,853                     -            1,856,893

         Prepaid expenses and other
           current assets                    586,119               85,730            (69,664) (a)            602,185

         Current maturities of notes
           receivable                         92,237                 -                     -                  92,237
                                          ----------            ---------          ----------              ---------
         Total current assets             11,228,500            2,053,716           (375,879)             12,906,337



Plant and equipment, net                   8,455,445              505,738           (147,416) (b)          8,813,767

Notes receivable, less current                59,937               58,587                     -              118,524
maturities

Cost in excess of assets acquired                  -                    -            984,540  (b)            984,540

Other assets                                 238,559                5,000             (5,000) (a)            238,559
                                          ----------            ---------          ---------              ----------
         Total assets                     19,982,441            2,623,041            456,245              23,061,727
                                          ----------            ---------          ---------               ---------


LIABITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

         Current maturities of equipment
          notes payable                      402,064                    -                     -              402,064

         Current maturities of capital lease
          obligations                        821,637               14,668                     -              836,305

         Bank lines of credit                      -            1,035,488         (1,035,488) (c)                  -

         Accounts payable and accrued
          expenses                         3,091,403              682,849            (52,627) (a/b)        3,721,625
                                          ----------            ---------          ---------               ---------
         Total current liabilities         4,315,104            1,733,005         (1,088,115)              4,959,994


         Notes payable to bank             3,000,000              116,673          1,810,488  (b/c)        4,927,161

         Note payable to officer                   -              306,868           (306,868) (a)                  -

         Promissory note                           -                    -            299,700  (b)            299,700

         Equipment notes payable, less
          current maturities               2,335,620                    -                     -            2,335,620

         Capitalized lease obligations
          payable, less current maturities 2,556,086               32,535                     -            2,588,621

         Deferred income taxes               366,406                 -                    -                  366,406
                                          ----------            ---------          ---------               ---------
         Total liabilities                12,573,216            2,189,081            715,205              15,477,502


Stockholders' equity:

         Preferred stock                           -                    -                     -                    -

         Common stock                         49,622              200,000           (199,259) (a/b)           50,363

Additional paid-in capital                 4,913,119                    -            174,259  (b)          5,087,378

Retained earnings                          2,446,484              233,960           (233,960) (a)          2,446,484
                                          ----------            ---------          ---------               ---------

         Total stockholders' equity        7,359,603              433,960           (258,960)              7,533,862
                                          ----------            ---------          ---------               ---------

         Total liabilities and
          stockholders' equity           $19,982,441            2,623,041            456,245             $23,061,727
                                          ==========            =========            =======              ==========


SEE NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                  PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                               DISC GRAPHICS, INC.
                                      AND
                                POINTILLE, INC.




The following pro forma condensed combined income statement combines, on a purchase basis of accounting, the income statement of the Company for the three months ended March 31, 1996 and the income statement of Pointille for the three months ended May 30, 1996. The pro forma combined information is not necessarily indicative of the actual or future financial position that would have occurred or will occur as a result of the Acquisition.



                               DISC GRAPHICS, INC.
                                       AND
                                 POINTILLE, INC.
                  PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                              AS OF MARCH 31, 1996



                                                        HISTORICAL                                PRO FORMA
                                            -------------------------------            -------------------------------
                                            DISC GRAPHICS         POINTILLE            ADJUSTMENTS            COMBINED
                                            -------------         ---------            -----------            --------
Sales                                        $8,304,328            2,031,179                      -         $10,335,507

Cost of sales                                 6,572,176            1,626,725                      -           8,198,901
                                              ---------            ---------               --------           ---------

Gross profit                                  1,732,152              404,454                      -           2,136,606

Operating expenses:

         Selling and shipping expenses          656,168              146,427                45,900 (i)          848,495
         General and administrative expenses    867,304              374,108                 5,786 (j/k)      1,247,198
                                              ---------            ---------               --------           ---------

Operating income (loss)                         208,680             (116,081)              (51,686)              40,913

Interest expense                               (178,679)             (17,362)               27,200 (j/l)       (168,841)
                                                                                          -----------         ---------

Income (loss) before provision
  for income taxes                               30,001             (133,443)              (24,486)            (127,928)
                                              ---------            ---------               --------           ---------

Provision for income taxes                       12,897                -                     -                   12,897
                                              ---------            ---------               --------           ---------

Net Income (loss)                             $  17,104             (133,443)              (24,486)           ($140,825)
                                              =========            ==========            ===========          ==========

Net Income (loss) per share                       $0.00                                                         ($0.03)
                                             ==========                                                       ==========

Weighted average number of                    4,962,188                                                       5,036,262
  shares outstanding                         ==========                                                       =========


         SEE NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


                 PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                               DISC GRAPHICS, INC.
                                       AND
                                 POINTILLE, INC.


The following pro forma condensed combined income statement combines, on a purchase basis of accounting, the income statement of the Company for the twelve months ended December 31, 1995 and the income statement of Pointille for the twelve months ended February 29, 1996. The pro forma condensed combined income statement gives effect to the acquisition of Pointille as if it had occurred on January 1, 1995. The pro forma combined information is not necessarily indicative of the actual or future financial position that would have occurred or will occur as a result of the Acquisition.



                                                   DISC GRAPHICS, INC.
                                                          AND
                                                       POINTILLE, INC.
                                      PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                                                 AS OF DECEMBER 31, 1995



                                                     HISTORICAL                                  PRO FORMA
                                         ------------------------------------         -----------------------------------
                                         DISC GRAPHICS          POINTILLE             ADJUSTMENTS             COMBINED

Sales                                       $36,149,096            7,734,344                       -          $43,883,440
Cost of Sales                                28,668,506            5,971,468                  -                34,639,974
                                             ----------            ---------             -----------           ----------
Gross Profit                                  7,480,590            1,762,876                       -            9,243,466

Operating Expenses:
  Selling and shipping expenses               2,775,768              635,295              63,400 (d)             3,474,463
  General and administrative expenses         2,957,253            1,013,220              34,120 (e/f)           4,004,593
                                             ----------            ---------           ---------                ---------
Operating income (loss)                       1,747,569              114,361             (97,520)                1,764,410

Professional fees related to a
  transaction in process for the
  sale of assets                                      -               74,778             (74,778) (e)                  -
Interest Expense                                838,263              144,584              62,900 (e/g)           1,045,747
Gain on disposal of equipment                    40,777               -                       -                     40,777
                                             ----------            ---------           ---------               ----------
Income (loss) before provision                  868,529            (105,001)            (85,642)                   677,886
for income taxes

Provision for income taxes                      368,000               56,616           (136,316) (e/h)             288,300
                                             ----------            ---------           ---------                ----------
Net income (loss)                             $ 500,529             (161,617)            50,674                   $389,586
                                             ==========           ===========         ==========                ==========

Net income per share                            $  0.18                                                             $0.14
                                             ==========                                                        ==========
Weighted average number of
shares outstanding                            2,714,229                                                         2,788,303
                                             ==========                                                        ==========


         SEE NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                               DISC GRAPHICS, INC.
                                       AND
                                 POINTILLE, INC.


The pro forma condensed combined financial statements of Disc Graphics, Inc. and Pointille, Inc. give effect to the following pro forma adjustments and assumptions:

Adjustments for Pro Forma Condensed Combined Balance Sheet dated March 31, 1996:

(a) The Company acquired substantially all the assets and certain liabilities of Pointille; an adjustment has been made to eliminate the assets and liabilities which were not acquired by the Company in accordance with the Agreement.

(b) This adjustment records the purchase price of the Acquisition which consisted of payment of $775,000 in cash (paid from borrowings under the Company's Financing Agreement with Fleet Bank), the issuance of 74,074 shares of the Company's Common Stock, $.01 par value per share, and the issuance of a promissory note in the amount of $330,000 (principal and interest), payable in 36 equal monthly installments of principal and interest beginning on June 17, 1996. The Company recorded the value of the shares of the Company's Common Stock at the estimated fair value at the date of the Acquisition.

         Purchase Price
              Cash                                                   $775,000
              Promissory note (present value)                         299,700
              Common stock                                            175,000
              Transaction costs                                       114,730
                                                                    ---------
                                                                    1,364,430

         Pointille's net assets, at cost            $527,306
              Fair value adjustment of
                 property, plant and equipment      (147,416)
         Net assets                                                   379,890
                                                                    ---------

         Excess of cost over fair value of business acquired        $ 984,540
                                                                      =======

(c) This adjustment records the repayment of the Pointille's bank line of credit and notes payable to Pacific Bank. The cash used to repay Pointille's bank line of credit and notes payable to Pacific Bank was obtained from borrowings under the Company's Financing Agreement with Fleet Bank.


Adjustments for Pro Forma Condensed Combined Income Statement for the year ended December 31, 1995:

(d) This adjustment reflects the incremental increase to selling expenses due to the Employment Agreements entered into between the Company and the former principals of Pointille.

         Reduction of payroll and employee benefits               ($389,000)
         Increase in commissions expense                            452,800
                                                                   --------
         Total incremental increase                                $ 63,400
                                                                     ======

(e) The Company acquired substantially all the assets and certain liabilities of Pointille; an adjustment has been made to eliminate the assets and liabilities and certain expenses associated therewith which were not acquired by the Company.

(f) This adjustment records the amortization over a period of 15 years of the excess of cost over the current market value of net assets acquired. The Company estimates 15 years as the useful life of this intangible asset.

(g) This adjustment records the incremental increase in interest expense related to the pro forma adjustments (b) and (c). The elimination of the Pointille's interest expense related to its bank line of credit and notes payable to Pacific Bank was offset by the Company's interest expense related to cash obtained from borrowings under the Company's Financing Agreement with Fleet Bank for the payment of the purchase price and the repayment of Pointille's bank line of credit and notes payable to Pacific Bank. The adjustment has been calculated on the basis of the interest rate available for borrowing under the Company's Financing Agreement with Fleet Bank as of May 17, 1996.

         The Company
                  Purchase price of $775,000 at 9.25% per annum $ 71,700 Repayment of Pointille's debt assumed
                           $1,152,161 at 9.25% per annum               106,600
                  Promissory note                                       16,400
                                                                      --------
                  Total interest expense                               194,700

         Pointille
                  Interest expense on debt assumed
                           and repaid in (c)                           (104,900)
                                                                       --------
                  Total incremental increase in
                           interest expense                          $  89,800
                                                                       =======

(h) This adjustment records the income tax effect on the combined financial results using the Company's historical effective tax rate.



Adjustments for Pro Forma Condensed Combined Income Statement for the three month period ended March 31, 1996:

(i) This adjustment reflects the incremental increase to selling expenses due to the Employment Agreements entered into between the Company and the former principals of Pointille.

         Reduction of payroll and employee benefits                 ($63,100)
         Increase in commissions expense                             109,000
                                                                     -------
         Total incremental increase                                 $ 45,900
                                                                      ======

(j) The Company acquired substantially all the assets and certain liabilities of Pointille; an adjustment has been made to eliminate the assets and liabilities and certain expenses associated therewith which were not acquired by the Company.

(k) This adjustment records the amortization over a period of 15 years of the excess of cost over the current market value of net assets acquired. The Company estimates 15 years as the useful life of this intangible asset.

(l) This adjustment records the incremental increase in interest expense related to the pro forma adjustments (b) and (c). The elimination of the Pointille's interest expense related to its bank line of credit and notes payable to Pacific Bank was offset by the Company's interest expense related to cash obtained from borrowings under the Company's Financing Agreement with Fleet Bank for the purchase price and the repayment of Pointille's bank line of credit and notes payable to Pacific Bank. The adjustment has been calculated on the basis of the interest rate available for borrowing under the Company's Financing Agreement with Fleet Bank as of May 17, 1996.

         The Company
                  Purchase price of  $775,000 at 9.25% per annum     $  17,900
                  Repayment of Pointille's debt assumed
                      $1,152,161 at 9.25% per annum                     26,600
                  Promissory note                                        4,600
                                                                        -------
                  Total interest expense                                49,100

         Pointille
                  Interest expense on debt assumed
                           and repaid in (c)                           (18,100)
                  Total incremental increase in                         -------
                           interest expense                           $ 31,000
                                                                        ======




                  (c)      Exhibits:

             *2 Asset Purchase Agreement dated as of May 17, 1996, by and among Disc Graphics, Inc., Pointille, Inc. and the Shareholder of Pointille, Inc.

            *99   Press Release dated May 23, 1996

- --------
         *Previously filed with the Registrant's Current Report on Form 8-K dated May 31, 1996.

                                   Signatures



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           DISC GRAPHICS, INC.

                                           BY:/s/ Donald Sinkin
                                              ----------------------
                                              Name:  Donald Sinkin
                                              Title:  President




Dated:  July 26, 1996

Exhibit No.       Description                                      Page No.



*2          Asset Purchase Agreement dated as of May
            17, 1996, by and among Disc Graphics, Inc.,
            Pointille, Inc. and the Shareholder of
            Pointille, Inc.

*99         Press Release dated May 23, 1996


- -------------------------

* Previously filed with the Registrant's Current Report on
  Form 8-K dated May 31, 1996.